UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2026

Outset Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39513	20-0514392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3052 Orchard Dr., San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (669) 231-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Result of Operations and Financial Condition.

On January 12, 2026, Outset Medical, Inc. (the “Company”) issued a press release announcing, among other items, expected revenue for the fourth quarter and fiscal year ended December 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1.

Certain financial information contained in Exhibit 99.1 is preliminary, unaudited and subject to change or adjustment in connection with the completion of the Company’s quarter and year-end closing processes and the preparation of its audited financial statements for the fiscal quarter and year ended December 31, 2025, which will be contained in the Company’s related Annual Report on Form 10-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On January 7, 2026, Andrea Saia, a member of the Company’s Board of Directors (the “Board”), stepped down from the Board, effective January 9, 2026. Ms. Saia’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Director

On January 8, 2026, the Board appointed Karen Prange as a new member of the Board and as a member of the Compensation Committee of the Board, with such appointment effective January 9, 2026.

Ms. Prange fills the vacancy created by the resignation of Ms. Saia and her term of office as a class III director will expire at the Company’s 2026 annual meeting of stockholders or until her successor has been elected and qualified or her earlier death, resignation or removal. The Board has determined that Ms. Prange is an “independent director” as defined under the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the listing requirements and rules of the Nasdaq stock market.

Ms. Prange has served on the board of directors of Atricure, Inc., a medical device company, since December 2019, and on the board of directors of Embecta Corp., a medical device and technology company, since April 2022. She also currently serves on the board of directors of WS Audiology, a privately held medical device company, and has served as a Senior Advisor at EQT Group, a global investment organization, since March 2020. In her most recent operating role, Ms. Prange was Executive Vice President and Chief Executive Officer for the Global Animal Health, Medical and Dental Surgical Group at Henry Schein, Inc., and a member of its Executive Committee, from May 2016 to April 2018. Prior to that, she was Senior Vice President of Boston Scientific and President of its Urology and Pelvic Health business from June 2012 to May 2016. Earlier in her career, Ms. Prange held various leadership positions at Johnson & Johnson, including sales, marketing, market development and general management roles. She also previously served on the boards of directors of several medical device companies: Nevro Corp. (acquired by Globus Medical, Inc.) from December 2019 to April 2025; ViewRay, Inc. from June 2021 to October 2023; and Cantel Medical Corporation (acquired by STERIS plc) from October 2019 to June 2021. Ms. Prange holds a B.S. from the University of Florida.

Except as described below with respect to Ms. Prange’s equity compensation arrangements, Ms. Prange will be compensated in a manner consistent with the Company’s compensation policy for other non-employee directors, as described under the heading “Non-Employee Director Compensation Policy” in the Company’s definitive proxy statement filed with the SEC on April 11, 2025 (the “Policy”). Pursuant to the Policy, as it was subsequently amended effective January 8, 2026, Ms. Prange will receive an initial equity grant of 18,667 restricted stock units (“RSUs”) under the Company’s 2020 Equity Incentive Plan (the “Plan”) in connection with her initial appointment to the Board, which RSUs will vest quarterly over a three-year period. In addition, Ms. Prange will receive an annual grant of 10,667 RSUs under the Plan on the date of the Company’s Annual Meeting of Stockholders, which RSUs will vest upon the earlier of (i) the one-year anniversary of the date of grant or (ii) the date of the Company’s next Annual Meeting of Stockholders. Ms. Prange will also enter into the Company’s standard director and officer indemnification agreement, the form of which was previously filed by the Company as Exhibit 10.1 to Amendment No. 1 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-248225), filed with the SEC on September 9, 2020. There are no arrangements or understandings between Ms. Prange and any other persons pursuant to which she was appointed as a director. Furthermore, there are no transactions in which Ms. Prange has an interest that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On January 12, 2026, the Company issued a press release announcing, among other items, the resignation of Ms. Saia and the appointment of Ms. Prange, and posted an updated investor presentation on the investor section of its website at investors.outsetmedical.com. Copies of the press release and presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively.

The information contained in Items 2.02 and 7.01 (including Exhibits 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report and the exhibit attached hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results and other events may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements include, but are not limited to, statements about the Company’s unaudited results of operations, including fourth quarter and full year 2025 revenue, year-end cash position and Tablo console shipments, statements about the Company’s possible or assumed future results of operations and financial position, including expectations regarding projected revenues, recurring revenues, gross margin, operating expenses, capital expenditures, cash use, cash burn, cash position, profitability and outlook; statements about the sufficiency of the Company’s cash balances through cashflow breakeven; statements regarding the anticipated impacts and benefits of the Company’s cost reduction actions, initiatives to optimize the commercial organization and improve forecasting and order visibility, and restructurings; statements regarding the Company’s overall business strategy, plans and objectives of management including expectations regarding new services, technologies and offerings; the Company’s expectations regarding the market sizes and growth potential for Tablo and the total addressable market opportunities for Tablo; continued execution of the Company’s initiatives designed to expand gross margins; the Company’s ability to respond to and resolve any reports, observations or other actions by the Food and Drug Administration or other regulators in a timely and effective manner; as well as the Company’s expectations regarding the impact of macroeconomic factors (including changes in tariff or trade laws and policies) on the Company, its customers and suppliers. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results or other events to differ materially from those contemplated in this press release can be found in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission, including its latest annual and quarterly reports. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements speak only as of their date and, except to the extent required by law, the Company undertakes no obligation to update these statements, whether as a result of any new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release entitled “Outset Medical Reports Unaudited Fourth Quarter and 2025 Results” dated January 12, 2026
99.2	Investor Presentation dated 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Outset Medical, Inc.

Date: January 12, 2026	By:	/s/ Renee Gaeta
Renee Gaeta
Chief Financial Officer